UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2006

Precision Aerospace Components, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30185	20-4763096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Arthur Kill Road
Staten Island, NY 10309-1202
(Address of principal executive offices) (zip code)

(718) 356-1500
(Registrant's telephone number, including area code)

Jordan 1 Holdings Company
501 Johstone Avenue, Suite 501 Bartlesville, OK 74003
(Former name and former address)

Copies to:
Darrin Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously reported, on July 24, 2006, the Registrant changed its name from Jordan 1 Holdings Company to Precision Aerospace Components, Inc. Effective August 4, 2006, the Registrant's quotation symbol on the OTC Bulletin Board changed from GSEL.OB to PAOS.OB.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits

Exhibit Number	Description
3.1	Certificate of Ownership and Merger changing the Registrant’s name to Precision Aerospace Components, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Aerospace Components, Inc.

Date: August 4, 2006	By:	/s/ Robert P. Moyer
Name: Robert P. Moyer Title: President, Chief Executive Officer